EXHIBIT 99.5

GSAMP 05-HE2

100% deal prepay speed
Libor forward curve as indicated
40% severity, 100% advance, 6 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par

Forward Curve

                               First Dollar Losses
                           -----------------------
     CDR                                     47.53
     Yield                                  3.7839
     WAL                                      2.04
A2   Mod Durn                                 1.77
     Principal Window                Jul06 - Aug11
     Principal Writedown      1,380,705.54 (0.80%)
     Collateral Loss       199,402,046.59 (28.08%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE2

100% deal prepay speed
Libor forward curve
deal run to maturity, no losses

                     Fwd libor

Period   Date        Excess Spd
Total

     0   30-Mar-05
     1   25-Apr-05        4.743
     2   25-May-05        3.482
     3   25-Jun-05        3.179
     4   25-Jul-05        3.269
     5   25-Aug-05        2.950
     6   25-Sep-05        2.856
     7   25-Oct-05        2.952
     8   25-Nov-05        2.662
     9   25-Dec-05        2.814
    10   25-Jan-06        2.480
    11   25-Feb-06        2.514
    12   25-Mar-06        3.119
    13   25-Apr-06        2.404
    14   25-May-06        2.562
    15   25-Jun-06        2.330
    16   25-Jul-06        2.508
    17   25-Aug-06        2.278
    18   25-Sep-06        2.254
    19   25-Oct-06        2.440
    20   25-Nov-06        2.224
    21   25-Dec-06        2.816
    22   25-Jan-07        3.675
    23   25-Feb-07        3.666
    24   25-Mar-07        4.481
    25   25-Apr-07        3.653
    26   25-May-07        3.903
    27   25-Jun-07        3.715
    28   25-Jul-07        4.213
    29   25-Aug-07        3.940
    30   25-Sep-07        3.928
    31   25-Oct-07        4.184
    32   25-Nov-07        3.909
    33   25-Dec-07        4.323
    34   25-Jan-08        4.835
    35   25-Feb-08        4.834
    36   25-Mar-08        5.438
    37   25-Apr-08        4.806
    38   25-May-08        5.059
    39   25-Jun-08        4.817
    40   25-Jul-08        5.394
    41   25-Aug-08        5.080
    42   25-Sep-08        5.072
    43   25-Oct-08        5.374
    44   25-Nov-08        5.054
    45   25-Dec-08        5.385
    46   25-Jan-09        5.149
    47   25-Feb-09        5.138
    48   25-Mar-09        6.143
    49   25-Apr-09        5.111
    50   25-May-09        5.411
    51   25-Jun-09        5.095
    52   25-Jul-09        5.445
    53   25-Aug-09        5.113
    54   25-Sep-09        5.101
    55   25-Oct-09        5.408
    56   25-Nov-09        5.080
    57   25-Dec-09        5.414
    58   25-Jan-10        5.116
    59   25-Feb-10        5.108
    60   25-Mar-10        6.132
    61   25-Apr-10        5.035
    62   25-May-10        5.354
    63   25-Jun-10        5.023
    64   25-Jul-10        5.377
    65   25-Aug-10        5.036
    66   25-Sep-10        5.027
    67   25-Oct-10        5.349
    68   25-Nov-10        5.009
    69   25-Dec-10        5.341
    70   25-Jan-11        5.031
    71   25-Feb-11        5.023
    72   25-Mar-11        6.084
    73   25-Apr-11        5.004
    74   25-May-11        5.330
    75   25-Jun-11        4.997
    76   25-Jul-11        5.354
    77   25-Aug-11        5.012
    78   25-Sep-11        5.002
    79   25-Oct-11        5.325
    80   25-Nov-11        4.982
    81   25-Dec-11        5.316
    82   25-Jan-12        5.010
    83   25-Feb-12        4.999
    84   25-Mar-12        5.687
    85   25-Apr-12        4.987
    86   25-May-12        5.320
    87   25-Jun-12        4.991
    88   25-Jul-12        5.364
    89   25-Aug-12        4.694
    90   25-Sep-12        4.692
    91   25-Oct-12        5.031
    92   25-Nov-12        4.692
    93   25-Dec-12        5.041
    94   25-Jan-13        4.735
    95   25-Feb-13        4.736
    96   25-Mar-13        5.837
    97   25-Apr-13        4.740
    98   25-May-13        5.083
    99   25-Jun-13        4.751
   100   25-Jul-13        5.130
   101   25-Aug-13        4.789
   102   25-Sep-13        4.795
   103   25-Oct-13        5.148
   104   25-Nov-13        4.812
   105   25-Dec-13        5.175
   106   25-Jan-14        4.864
   107   25-Feb-14        4.876
   108   25-Mar-14        6.000
   109   25-Apr-14        4.901
   110   25-May-14        5.258
   111   25-Jun-14        4.933
   112   25-Jul-14        5.317
   113   25-Aug-14        4.983
   114   25-Sep-14        4.997
   115   25-Oct-14        5.357
   116   25-Nov-14        5.025
   117   25-Dec-14        5.393
   118   25-Jan-15        5.081
   119   25-Feb-15        5.099
   120   25-Mar-15        6.232
   121   25-Apr-15        5.136
   122   25-May-15        5.499
   123   25-Jun-15        5.179
   124   25-Jul-15        5.564
   125   25-Aug-15        5.237
   126   25-Sep-15        5.260
   127   25-Oct-15        5.630
   128   25-Nov-15        5.306
   129   25-Dec-15        5.680
   130   25-Jan-16        5.369
   131   25-Feb-16        5.395
   132   25-Mar-16        6.138
   133   25-Apr-16        5.444
   134   25-May-16        5.820
   135   25-Jun-16        5.503
   136   25-Jul-16        5.893
   137   25-Aug-16        5.575
   138   25-Sep-16        5.604
   139   25-Oct-16        5.982
   140   25-Nov-16        5.667
   141   25-Dec-16        6.052
   142   25-Jan-17        5.755
   143   25-Feb-17        5.790
   144   25-Mar-17        6.945
   145   25-Apr-17        5.862
   146   25-May-17        6.248
   147   25-Jun-17        5.945
   148   25-Jul-17        6.353
   149   25-Aug-17        6.047
   150   25-Sep-17        6.091
   151   25-Oct-17        6.488
   152   25-Nov-17        6.187
   153   25-Dec-17        6.586
   154   25-Jan-18        6.297
   155   25-Feb-18        6.348
   156   25-Mar-18        7.521
   157   25-Apr-18        6.453
   158   25-May-18        6.856
   159   25-Jun-18        6.567
   160   25-Jul-18        6.985
   161   25-Aug-18        6.697
   162   25-Sep-18        6.760
   163   25-Oct-18        7.175
   164   25-Nov-18        6.894
   165   25-Dec-18        7.314
   166   25-Jan-19        7.039
   167   25-Feb-19        7.114
   168   25-Mar-19        8.311
   169   25-Apr-19        7.270
   170   25-May-19        7.698
   171   25-Jun-19        7.434
   172   25-Jul-19        7.869
   173   25-Aug-19        7.610
   174   25-Sep-19        7.702
   175   25-Oct-19        8.145
   176   25-Nov-19        7.897
   177   25-Dec-19        8.540
   178   25-Jan-20        8.414
   179   25-Feb-20        8.540
   180   25-Mar-20        9.383
   181   25-Apr-20        8.783
   182   25-May-20        9.258
   183   25-Jun-20        9.038
   184   25-Jul-20        9.515
   185   25-Aug-20        9.304
   186   25-Sep-20        9.447
   187   25-Oct-20        9.942
   188   25-Nov-20        9.745
   189   25-Dec-20       10.248
   190   25-Jan-21       10.054
   191   25-Feb-21       10.219
   192   25-Mar-21       11.509
   193   25-Apr-21       10.447
   194   25-May-21       10.794
   195   25-Jun-21       10.442
   196   25-Jul-21       10.783
   197   25-Aug-21       10.434
   198   25-Sep-21       10.432
   199   25-Oct-21       10.779
   200   25-Nov-21       10.429
   201   25-Dec-21       10.774
   202   25-Jan-22       10.418
   203   25-Feb-22       10.417
   204   25-Mar-22       11.531
   205   25-Apr-22       10.414
   206   25-May-22       10.760
   207   25-Jun-22       10.409
   208   25-Jul-22       10.748
   209   25-Aug-22       10.400
   210   25-Sep-22       10.399
   211   25-Oct-22       10.744
   212   25-Nov-22       10.396
   213   25-Dec-22       10.739
   214   25-Jan-23       10.383
   215   25-Feb-23       10.382
   216   25-Mar-23       11.493
   217   25-Apr-23       10.379
   218   25-May-23       10.724
   219   25-Jun-23       10.375
   220   25-Jul-23       10.713
   221   25-Aug-23       10.366
   222   25-Sep-23       10.364
   223   25-Oct-23       10.709
   224   25-Nov-23       10.362
   225   25-Dec-23       10.703
   226   25-Jan-24       10.347
   227   25-Feb-24       10.346
   228   25-Mar-24       11.058
   229   25-Apr-24       10.343
   230   25-May-24       10.687
   231   25-Jun-24       10.339
   232   25-Jul-24       10.674
   233   25-Aug-24       10.328
   234   25-Sep-24       10.327
   235   25-Oct-24       10.670
   236   25-Nov-24       10.325
   237   25-Dec-24       10.665
   238   25-Jan-25       10.310
   239   25-Feb-25       10.309
   240   25-Mar-25       11.412
   241   25-Apr-25       10.307
   242   25-May-25       10.649
   243   25-Jun-25       10.302
   244   25-Jul-25       10.633
   245   25-Aug-25       10.289
   246   25-Sep-25       10.288
   247   25-Oct-25       10.630
   248   25-Nov-25       10.286
   249   25-Dec-25       10.625
   250   25-Jan-26       10.270
   251   25-Feb-26       10.269
   252   25-Mar-26       11.369
   253   25-Apr-26       10.268
   254   25-May-26       10.609
   255   25-Jun-26       10.263
   256   25-Jul-26       10.596
   257   25-Aug-26       10.253
   258   25-Sep-26       10.252
   259   25-Oct-26       10.593
   260   25-Nov-26       10.251
   261   25-Dec-26       10.590
   262   25-Jan-27       10.240
   263   25-Feb-27       10.239
   264   25-Mar-27       11.335
   265   25-Apr-27       10.238
   266   25-May-27       10.579
   267   25-Jun-27       10.235
   268   25-Jul-27       10.569
   269   25-Aug-27       10.228
   270   25-Sep-27       10.228
   271   25-Oct-27       10.568
   272   25-Nov-27       10.227
   273   25-Dec-27       10.566
   274   25-Jan-28       10.220
   275   25-Feb-28       10.220
   276   25-Mar-28       10.925
   277   25-Apr-28       10.220
   278   25-May-28       10.561
   279   25-Jun-28       10.219
   280   25-Jul-28       10.556
   281   25-Aug-28       10.216
   282   25-Sep-28       10.216
   283   25-Oct-28       10.557
   284   25-Nov-28       10.217
   285   25-Dec-28       10.557
   286   25-Jan-29       10.213
   287   25-Feb-29       10.214
   288   25-Mar-29       11.309
   289   25-Apr-29       10.215
   290   25-May-29       10.557
   291   25-Jun-29       10.217
   292   25-Jul-29       10.557
   293   25-Aug-29       10.218
   294   25-Sep-29       10.219
   295   25-Oct-29       10.561
   296   25-Nov-29       10.222
   297   25-Dec-29       10.564
   298   25-Jan-30       10.223
   299   25-Feb-30       10.225
   300   25-Mar-30       11.323
   301   25-Apr-30       10.229
   302   25-May-30       10.572
   303   25-Jun-30       10.232
   304   25-Jul-30       10.569
   305   25-Aug-30       10.231
   306   25-Sep-30       10.234
   307   25-Oct-30       10.578
   308   25-Nov-30       10.240
   309   25-Dec-30       10.582
   310   25-Jan-31       10.238
   311   25-Feb-31       10.242
   312   25-Mar-31       11.343
   313   25-Apr-31       10.250
   314   25-May-31       10.596
   315   25-Jun-31       10.258
   316   25-Jul-31       10.600
   317   25-Aug-31       10.264
   318   25-Sep-31       10.270
   319   25-Oct-31       10.619
   320   25-Nov-31       10.283
   321   25-Dec-31       10.632
   322   25-Jan-32       10.293
   323   25-Feb-32       10.301
   324   25-Mar-32       11.022
   325   25-Apr-32       10.321
   326   25-May-32       10.676
   327   25-Jun-32       10.343
   328   25-Jul-32       10.698
   329   25-Aug-32       10.367
   330   25-Sep-32       10.382
   331   25-Oct-32       10.745
   332   25-Nov-32       10.418
   333   25-Dec-32       10.799
   334   25-Jan-33       10.457
   335   25-Feb-33       10.466
   336   25-Mar-33       11.598
   337   25-Apr-33       10.488
   338   25-May-33       10.851
   339   25-Jun-33       10.515
   340   25-Jul-33       10.881
   341   25-Aug-33       10.550
   342   25-Sep-33       10.572
   343   25-Oct-33       10.946
   344   25-Nov-33       10.619
   345   25-Dec-33       11.005
   346   25-Jan-34       10.666
   347   25-Feb-34       10.685
   348   25-Mar-34       11.852
   349   25-Apr-34       10.728
   350   25-May-34       11.119
   351   25-Jun-34       10.769
   352   25-Jul-34       11.146
   353   25-Aug-34       10.796
   354   25-Sep-34       10.817
   355   25-Oct-34       11.194
   356   25-Nov-34       10.861
   357   25-Dec-34       11.325
   358   25-Jan-35
   359   25-Feb-35

GSAMP 05-HE2

         Forward Curve

Month    1mL         6mL
     1     2.85018      3.26637
     2     3.07422      3.41760
     3     3.19261      3.53488
     4     3.32758      3.64786
     5     3.46395      3.76810
     6     3.57539      3.85220
     7     3.70182      3.92709
     8     3.80258      3.99635
     9     3.86177      4.05310
    10     4.01414      4.10689
    11     3.97095      4.13976
    12     4.02862      4.18413
    13     4.09444      4.22276
    14     4.14648      4.25221
    15     4.17623      4.27819
    16     4.20384      4.30354
    17     4.23080      4.32467
    18     4.25497      4.34666
    19     4.27487      4.36462
    20     4.29679      4.38101
    21     4.31882      4.39487
    22     4.34137      4.40771
    23     4.35949      4.41629
    24     4.36523      4.42428
    25     4.37046      4.43371
    26     4.37809      4.44242
    27     4.38762      4.45267
    28     4.39527      4.46315
    29     4.40529      4.47424
    30     4.41594      4.48701
    31     4.42573      4.49832
    32     4.43722      4.51033
    33     4.44908      4.52300
    34     4.46101      4.53640
    35     4.47502      4.54946
    36     4.48738      4.56430
    37     4.50004      4.57625
    38     4.51303      4.58904
    39     4.52627      4.60257
    40     4.53877      4.61434
    41     4.55312      4.62700
    42     4.56399      4.63909
    43     4.57619      4.65018
    44     4.58900      4.66297
    45     4.59998      4.67703
    46     4.61204      4.68903
    47     4.62371      4.70204
    48     4.63426      4.71612
    49     4.64938      4.72921
    50     4.66504      4.74124
    51     4.67695      4.75259
    52     4.68947      4.76312
    53     4.70190      4.77386
    54     4.71217      4.78155
    55     4.72181      4.78833
    56     4.73101      4.79610
    57     4.73869      4.80363
    58     4.74691      4.81101
    59     4.75190      4.81803
    60     4.75692      4.82673
    61     4.76568      4.83607
    62     4.77434      4.84542
    63     4.78256      4.85338
    64     4.79097      4.86200
    65     4.79986      4.87159
    66     4.80859      4.88006
    67     4.81779      4.88759
    68     4.82544      4.89764
    69     4.83412      4.90486
    70     4.84356      4.91373
    71     4.85171      4.92267
    72     4.85920      4.93062
    73     4.86921      4.94002
    74     4.87497      4.94850
    75     4.88421      4.95812
    76     4.89342      4.96725
    77     4.90130      4.97698
    78     4.91096      4.98754
    79     4.92053      4.99698
    80     4.92988      5.00776
    81     4.93968      5.01837
    82     4.95024      5.03066
    83     4.96092      5.04012
    84     4.97087      5.05105
    85     4.98247      5.06259
    86     4.99296      5.07190
    87     5.00482      5.08207
    88     5.01321      5.09128
    89     5.02371      5.10064
    90     5.03380      5.11052
    91     5.04183      5.11741
    92     5.05113      5.12560
    93     5.05965      5.13405
    94     5.06733      5.14373
    95     5.07634      5.15223
    96     5.08230      5.16127
    97     5.09209      5.17138
    98     5.10216      5.18033
    99     5.11254      5.19002
   100     5.12042      5.19623
   101     5.12944      5.20408
   102     5.13746      5.21135
   103     5.14445      5.21626
   104     5.15258      5.22240
   105     5.15700      5.22785
   106     5.16365      5.23535
   107     5.16939      5.24172
   108     5.17293      5.24952
   109     5.18091      5.25654
   110     5.18847      5.26321
   111     5.19611      5.27042
   112     5.20258      5.27550
   113     5.21034      5.28138
   114     5.21493      5.28594
   115     5.22071      5.28994
   116     5.22671      5.29501
   117     5.23032      5.30048
   118     5.23534      5.30465
   119     5.23932      5.30927
   120     5.24187      5.31502
   121     5.24836      5.32086
   122     5.25501      5.32564
   123     5.25848      5.33002
   124     5.26414      5.33525
   125     5.26992      5.34101
   126     5.27393      5.34406
   127     5.27832      5.34754
   128     5.28295      5.35270
   129     5.28658      5.35518
   130     5.29165      5.35937
   131     5.29370      5.36307
   132     5.29691      5.36684
   133     5.30219      5.37171
   134     5.30409      5.37542
   135     5.30912      5.38044
   136     5.31377      5.38461
   137     5.31686      5.38908
   138     5.32198      5.39467
   139     5.32660      5.39833
   140     5.33090      5.40427
   141     5.33564      5.40929
   142     5.34100      5.41545
   143     5.34619      5.42131
   144     5.35024      5.42658
   145     5.35819      5.43400
   146     5.36315      5.43726
   147     5.36948      5.44284
   148     5.37465      5.44721
   149     5.37881      5.44920
   150     5.38417      5.45236
   151     5.38565      5.45266
   152     5.39016      5.45626
   153     5.39270      5.45815
   154     5.39294      5.46167
   155     5.39546      5.46452
   156     5.39561      5.46787
   157     5.40101      5.47278
   158     5.40491      5.47477
   159     5.40992      5.47740
   160     5.41097      5.47826
   161     5.41457      5.47999
   162     5.41691      5.48117
   163     5.41695      5.47937
   164     5.41840      5.47922
   165     5.41845      5.47880
   166     5.41748      5.47943
   167     5.41749      5.47939
   168     5.41418      5.47923
   169     5.41604      5.48121
   170     5.41801      5.48200
   171     5.41997      5.48309
   172     5.41939      5.48086
   173     5.42034      5.48056
   174     5.41998      5.47928
   175     5.41873      5.47604
   176     5.41855      5.47424
   177     5.41466      5.47186
   178     5.41361      5.46993
   179     5.41109      5.46758
   180     5.40646      5.46583
   181     5.40620      5.46534
   182     5.40567      5.46356
   183     5.40235      5.46129
   184     5.40190      5.46077
   185     5.40134      5.46052
   186     5.39915      5.45784
   187     5.39778      5.45561
   188     5.39678      5.45453
   189     5.39494      5.45298
   190     5.39465      5.45146
   191     5.39153      5.44862
   192     5.38973      5.44788
   193     5.38947      5.44754
   194     5.38791      5.44627
   195     5.38594      5.44382
   196     5.38438      5.44217
   197     5.38318      5.44126
   198     5.38152      5.43913
   199     5.38022      5.43622
   200     5.37734      5.43475
   201     5.37610      5.43267
   202     5.37516      5.43126
   203     5.37259      5.42934
   204     5.37012      5.42714
   205     5.37034      5.42654
   206     5.36653      5.42373
   207     5.36597      5.42271
   208     5.36446      5.42036
   209     5.36139      5.41792
   210     5.36033      5.41677
   211     5.35838      5.41362
   212     5.35605      5.41192
   213     5.35413      5.40953
   214     5.35254      5.40785
   215     5.35051      5.40571
   216     5.34736      5.40319
   217     5.34694      5.40305
   218     5.34368      5.39931
   219     5.34242      5.39832
   220     5.34028      5.39679
   221     5.33775      5.39306
   222     5.33671      5.39120
   223     5.33256      5.38801
   224     5.33198      5.38626
   225     5.33000      5.38310
   226     5.32544      5.38019
   227     5.32486      5.37881
   228     5.32253      5.37638
   229     5.31948      5.37393
   230     5.31762      5.37196
   231     5.31601      5.37061
   232     5.31246      5.36658
   233     5.31089      5.36491
   234     5.30843      5.36269
   235     5.30560      5.35903
   236     5.30423      5.35636
   237     5.29980      5.35222
   238     5.29854      5.35049
   239     5.29632      5.34696
   240     5.29216      5.34389
   241     5.28978      5.34117
   242     5.28647      5.33793
   243     5.28355      5.33543
   244     5.27991      5.33153
   245     5.27777      5.32881
   246     5.27305      5.32482
   247     5.27047      5.32164
   248     5.26817      5.31910
   249     5.26407      5.31610
   250     5.26199      5.31343
   251     5.25911      5.31029
   252     5.25528      5.30791
   253     5.25380      5.30619
   254     5.25144      5.30323
   255     5.24769      5.30026
   256     5.24562      5.29828
   257     5.24386      5.29698
   258     5.24063      5.29350
   259     5.23831      5.29057
   260     5.23639      5.28875
   261     5.23377      5.28658
   262     5.23265      5.28453
   263     5.22898      5.28129
   264     5.22667      5.28013
   265     5.22586      5.27945
   266     5.22388      5.27793
   267     5.22162      5.27541
   268     5.21981      5.27372
   269     5.21842      5.27280
   270     5.21668      5.27082
   271     5.21535      5.26854
   272     5.21263      5.26699
   273     5.21153      5.26565
   274     5.21078      5.26467
   275     5.20859      5.26296
   276     5.20691      5.26174
   277     5.20674      5.26208
   278     5.20437      5.25946
   279     5.20397      5.25919
   280     5.20283      5.25854
   281     5.20139      5.25687
   282     5.20149      5.25638
   283     5.19867      5.25366
   284     5.19895      5.25408
   285     5.19847      5.25301
   286     5.19659      5.25272
   287     5.19665      5.25181
   288     5.19490      5.25130
   289     5.19546      5.25238
   290     5.19455      5.25124
   291     5.19519      5.25129
   292     5.19292      5.25025
   293     5.19370      5.25082
   294     5.19377      5.25143
   295     5.19242      5.24978
   296     5.19300      5.24941
   297     5.19289      5.24833
   298     5.19246      5.24762
   299     5.19359      5.24592
   300     5.19153      5.24336
   301     5.19016      5.24254
   302     5.18851      5.24097
   303     5.18717      5.24007
   304     5.18405      5.23667
   305     5.18288      5.23559
   306     5.18095      5.23409
   307     5.17872      5.23125
   308     5.17798      5.22956
   309     5.17437      5.22671
   310     5.17383      5.22627
   311     5.17250      5.22433
   312     5.16943      5.22309
   313     5.16869      5.22210
   314     5.16721      5.22070
   315     5.16612      5.22006
   316     5.16433      5.21802
   317     5.16404      5.21712
   318     5.16122      5.21510
   319     5.16037      5.21399
   320     5.15988      5.21325
   321     5.15760      5.21177
   322     5.15724      5.21116
   323     5.15616      5.20982
   324     5.15442      5.20889
   325     5.15420      5.20879
   326     5.15327      5.20832
   327     5.15203      5.20682
   328     5.15122      5.20612
   329     5.15081      5.20619
   330     5.15007      5.20520
   331     5.14975      5.20354
   332     5.14802      5.20336
   333     5.14783      5.20255
   334     5.14803      5.20251
   335     5.14681      5.20213
   336     5.14566      5.20146
   337     5.14712      5.20232
   338     5.14495      5.20135
   339     5.14578      5.20194
   340     5.14590      5.20145
   341     5.14462      5.20101
   342     5.14522      5.20175
   343     5.14513      5.20066
   344     5.14472      5.20112
   345     5.14473      5.20088
   346     5.14516      5.20144
   347     5.14527      5.20168
   348     5.14432      5.20159
   349     5.14600      5.20380
   350     5.14515      5.20268
   351     5.14618      5.20386
   352     5.14654      5.20473
   353     5.14657      5.20451
   354     5.14814      5.20548
   355     5.14681      5.20422
   356     5.14844      5.20576
   357     5.14943      5.20564
   358     5.14897      5.20605
   359     5.15040      5.20552
   360     5.14985      5.20513
   361     5.15050      5.20606

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